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                                                                    EXHIBIT 23.2
                                                                    ------------



                              Accountants' Consent



The Board of Directors
Rite Aid Corporation
Camp Hill, Pennsylvania


    We consent to the use of our audit report on Thrifty PayLess Holdings, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG Peat Marwick LLP

Portland, Oregon
January 10, 1997